Exhibit 10.9(t)

THIS INSTRUMENT PREPARED BY
AND AFTER RECORDING
RETURN TO:

Carole K. Towne, Esq.
Goldberg, Kohn, Bell, Black,
  Rosenbloom & Moritz, Ltd.
55 East Monroe Street
Suite 3700
Chicago, Illinois 60603
(312) 201-4000

                          LEASE SUBORDINATION AGREEMENT

            THIS LEASE SUBORDINATION AGREEMENT (the "Agreement") is made and entered into as of the 10th day of March, 2003*, by and among Hugh M. Hefner ("Tenant"), PLAYBOY ENTERPRISES INTERNATIONAL, INC. (successor by merger to Playboy Enterprises, Inc.), a Delaware corporation ("Landlord"), and Bank of America, N.A., as Agent ("Agent") for various lenders ("Lenders").

                                        I
                                    RECITALS

            1.1 Tenant is the tenant under that certain Agreement of Lease dated June 1, 1979 (as amended, together with all extensions, modifications, replacements and renewals thereof, the "Lease") between Landlord and Tenant, pertaining to and covering that certain real estate which is legally described on Exhibit A attached hereto and the buildings and improvements located thereon (the "Leased Premises"), as more particularly described in the Lease.

            1.2 Agent and Lenders are presently contemplating the making of certain loans (the "Loans") to PEI HOLDINGS, INC., a Delaware corporation ("PEI"). Such Loans to PEI are secured by, among other things, a Master Corporate Guaranty executed by Landlord, among others, which Master Corporate Guaranty is secured, in part, by a deed of trust encumbering the Leased Premises. Accordingly, this Agreement is entered into by the parties hereto with the intention of having Agent rely thereon in disbursing the Loans.

                                                   *AND EFFECTIVE MARCH 11, 2003

                                       II
                      WARRANTIES, COVENANTS AND AGREEMENTS

            2.1 As of the date hereof, the Lease is in full force and effect and there have been no amendments, modifications or revisions to the Lease, and there are no agreements of any kind between Landlord and Tenant regarding the Leased Premises, except as provided in the Lease or except as follows: (1) that certain letter dated January 12, 1998 executed by Landlord and Tenant amending said Lease, including but not limited to extending the term thereof (2) that certain letter dated July 1, 1989 executed by Landlord and Tenant amending the Lease, replacing certain paragraphs regarding valuation of benefits, and (3) that certain undated letter addressed to the Audit Committee executed by Landlord and Tenant clarifying certain understandings under the Lease. The Lease, and all the provisions thereof, and all of Tenant's rights and interests thereunder, shall be, are hereby made and shall remain completely subject and subordinate to that certain Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing dated March __, 2003 and recorded in the Office of the Los Angeles County, California Recorder of Deeds on March 13, 2003 as Document No. 03 0717740, and all extensions, modifications, replacements and renewals thereof (the "Deed of Trust"), to the same extent as if the Deed of Trust had been executed, delivered and recorded prior to execution of the Lease. The provisions of this Section 2.1 shall be effective notwithstanding any provisions to the contrary in the Lease. Tenant hereby waives, to the extent permitted by law, the provisions of any statute or rule of law now or hereafter in effect which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect its rights or obligations under the Lease or the obligations of Tenant under this Agreement by reason of any foreclosure proceeding.

            2.2 The Lease shall not, after the date hereof, be terminated, surrendered, renewed (except as specifically permitted by the Lease), or modified (other than modifications which would reasonably be expected not to have any material adverse impact on the use, value or operation of the Leased Premises or the first priority lien of the Deed of Trust) without first obtaining the prior written consent of Agent, and rent shall not be paid more than one month in advance. Notwithstanding the foregoing, an extension or renewal of the Lease on substantially the same terms and conditions as those contained in the Lease as of the date hereof, shall not require the consent of Agent.

            2.3 This Agreement shall inure to the benefit of and shall be binding upon Tenant, Landlord and Agent and their respective heirs, personal representatives, successors and assigns. In the event any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any of the provisions of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision was not contained herein. This Agreement shall be governed by and construed according to the laws of the State of California.

            2.4 Nothing contained in this Agreement shall in any way impair or affect the lien created by the Deed of Trust.

            2.5 This Agreement may be executed in counterparts which, when taken together, shall constitute one instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed in manner and form sufficient to bind them, as of the day and year first above written.

                                        TENANT:


                                        /s/ Hugh M. Hefner
                                        ----------------------------------------
                                        Hugh M. Hefner

                                        LANDLORD:

                                        PLAYBOY ENTERPRISES INTERNATIONAL, INC., a Delaware corporation


                                        By  /s/ Robert Campbell
                                            ------------------------------------
                                        Its Treasurer

                                        Agent:

                                        BANK OF AMERICA, N.A., as Agent


                                        By  /s/ David A. Johanson
                                            ------------------------------------
                                        Its David A. Johanson
                                            Vice President

                                 ACKNOWLEDGMENT

STATE OF  California  )
                      )  SS
COUNTY OF Los Angeles )

            On March 10 , 2003, before me, Norma Maister, a Notary Public, personally appeared HUGH M. HEFNER, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument executed the instrument.

            WITNESS my hand and official seal.


                                        /s/ Norma Maister
                                        ----------------------------------------
                                        Notary Public

                                        [SEAL]

                                 ACKNOWLEDGMENT

STATE OF  Illinois )
                   )  SS
COUNTY OF Cook     )

            On March 10, 2003, before me, Ivana Del Real, a Notary Public, personally appeared Robert Campbell, the Treasurer of PLAYBOY ENTERPRISES INTERNATIONAL, INC., a Delaware corporation, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

            WITNESS my hand and official seal.


                                        /s/ Ivana Del Real
                                        ----------------------------------------
                                        Notary Public

                                        [SEAL]

                                 ACKNOWLEDGMENT

STATE OF  Illinois )
                   )  SS
COUNTY OF Cook     )

            On March 11, 2003, before me, Ivana Del Real, a Notary Public, personally appeared David A. Johanson, the Vice President of BANK OF AMERICA, N.A. who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

            WITNESS my hand and official seal.

                                        /s/ Ivana Del Real
                                        ----------------------------------------
                                        Notary Public

                                        [SEAL]

                                    EXHIBIT A

                                Legal Description

Parcel 1:

All that portion of Lot 33, of Tract No. 9061, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in Book 121 Page(s) 64 to 66 of maps, in the office of the County Recorder of said County, lying Southeasterly of a line parallel with and distant 40 feet Northwesterly, measured at right angles from the Southeasterly line of said Lot 33.

Parcel 2:

Lot 34, of Tract No. 9061, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in Book 121 Page(s) 64 to 66 of maps, in the office of the County Recorder of said County.

Said Parcels 1 and 2 are described as a whole as follows:

Beginning at the Southeasterly corner of said Lot 34; thence South 69(degree) 25' 00' West 486.35 feet to a point on the Northeasterly right of way line of Mapleton Drive; thence North 59(degree) 21' 40" West along the Northeasterly right of way line line of Mapleton Drive, a distance of 13.00 feet to the beginning of a tangent curve, concave Northeasterly having a radius of 448.78 feet; thence Northeasterly along said curve through a central angle of 24(degree) 17' 15" an arc length 190.24 feet to the most Westerly corner of of said Lot 34; thence North 26(degree) 21' 56" East 483.11 feet to a point in the Southwesterly right of way line of Charing Cross Road; thence South 77(degree) 40' 30" East along the Southwesterly right of way line of Charing Cross Road a distance of 121.65 feet to the beginning of a tangent curve, concave Northwesterly having a radius of 80.00 feet; thence easterly and Northeasterly along said curve through a central angel of 64(degree)40' 43" an arc length of
90.31 feet; thence South 87(degree) 29' 00" East 41.18 feet to the Northeast corner of said Lot 34; thence South 20(degree) 35' 00" East along the Easterly line of of said Lot 34, a distance of 426.09 feet to the point of beginning.

Assessor's Parcel No: 4359-013-025